                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 16, 2002

                             McAFEE.COM CORPORATION
               (Exact name of registrant as specified in charter)


         Delaware                      333-87609                 770503003
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
      of incorporation)                                      Identification No.)


                    535 Oakmead Parkway, Sunnyvale, CA 94086
                    ----------------------------------------
                    (Address of principal executive offices)

         Company's telephone number, including area code: (408) 992-8100

Item 5. Other Events.

     On January 16, 2002, McAfee.com Corporation announced its operating results for the fourth quarter and full-year of fiscal 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       McAFEE.COM CORPORATION



                                       By: /s/ EVAN COLLINS
                                           -------------------------------------
                                           Evan Collins, Chief Financial Officer

Dated: January 24, 2002

                                INDEX TO EXHIBITS

EXHIBIT NUMBER                             DESCRIPTION
--------------                             -----------
     99.1           Press Release, dated January 16, 2002, entitled "McAfee.com
                    Announces Record Year 2001 Revenues of $62.0 Million up 32%
                    from 2000; Pro-Forma Earnings per Share of $0.14; Fourth
                    Quarter 2001 Revenues of $18.6 Million; Pro-Forma Earnings
                    per Share of $0.09"